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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------


                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2006

                           EDGEWATER TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)

            Delaware                0-20971                71-0788538
 (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)           File No.)           Identification No.)

                             20 Harvard Mill Square
                         Wakefield, Massachusetts 01880

       Registrant's telephone number, including area code: (781) 246-3343


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 26, 2006, Edgewater Technology, Inc. (the "Company") reported its results of operations for its second quarter ended June 30, 2006. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

     The information contained herein and in the accompanying exhibit is being "furnished," as opposed to being "filed" pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and shall not be incorporated hereafter by reference into any filing of the Company, where made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit incorporated hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)  Exhibits.

Exhibit Number           Description of Exhibit
--------------           ----------------------

99.1                     Edgewater Technology, Inc. Press Release dated July 26,
                         2006.


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SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: July 26, 2006

                                    EDGEWATER TECHNOLOGY, INC.

                                    By: /s/ Kevin R. Rhodes
                                        ----------------------------------------
                                    Name: Kevin R. Rhodes
                                    Title: Chief Financial Officer
                                    (Principal Financial and Accounting Officer)